Exhibit 23.1
                         Consent of Haskell & White LLP


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of U.S. Wireless Corporation on Form S-3 of our reports dated May 13, 1999 appearing in the Annual Report on Form 10-KSB of U.S. Wireless Corporation for the year ended March 31, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                                             HASKELL & WHITE LLP


Newport Beach, California
February 18, 2000